SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934
                          Date of Report: April 8, 2003

                             The Topps Company, Inc.
             (Exact name of registrant as specified in its charter)


         Delaware                  001-15817               95-1567322
(State or other jurisdiction   (Commission File No.)      (I.R.S. Employer
      of corporation)                                 Identification No.)


     One Whitehall, New York, NY                               10004
(Address of principal executive offices)                     (Zip Code)

     Registrant's telephone number, including area code  (212) 376-0300

                                        N/A
      (Former name or former address, if changed since last report)


Item 5. Other Events

The Topps Company, Inc. hereby incorporates by reference herein Exhibit 99.0 reflecting the historical restatement of its business segment information.

Item 7. Financial Statements and Exhibits

(a) Financial statements of businesses acquired: None
(b) Pro forma financial information: None
(c) Exhibits:

   99.0    Historical segment data

SIGNATURE Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Topps Company, Inc.
Registrant

By:                         /s/ Catherine Jessup


                                Catherine Jessup
                                Vice President, CFO


Date: April 8, 2003

Exhibit 99.0
For Immediate Release

Contacts: Catherine Jessup, CFO
          212.376.0466


                             HISTORICAL SEGMENT DATA



                                                 Thirteen weeks ended
                                                  March        March
            Fourth Quarter                       1, 2003      2, 2002
            --------------                       -------      -------
                                               (In thousands of dollars)

         Net Sales
         ---------
         Confectionery                          32,323           32,221
         Entertainment                          33,362           27,801
                                               -------          -------
         Total                                 $65,685          $60,022
                                               =======          =======

         Contributed Margin
         ------------------
         Confectionery                          11,135           10,090
         Entertainment                          10,616            5,719
                                               -------          -------
         Total                                 $21,751          $15,809
                                               =======          =======



                                                 Thirteen weeks ended
                                                   Nov          Dec
            Third Quarter                        30, 2002     1, 2001
            -------------                        --------     -------
                                               (In thousands of dollars)

         Net Sales
         ---------
         Confectionery                          29,214           30,656
         Entertainment                          37,442           41,396
                                               -------          -------
         Total                                 $66,656          $72,052
                                               =======          =======

         Contributed Margin
         ------------------
         Confectionery                           9,808           10,214
         Entertainment                           9,602            9,691
                                               -------          -------
         Total                                 $19,410          $19,905
                                               =======          =======

                                                 Thirteen weeks ended
                                                   Aug          Sep
            Second Quarter                       30,2002      1, 2001
            --------------                       -------      -------
                                               (In thousands of dollars)

         Net Sales
         ---------
         Confectionery                          42,248           44,442
         Entertainment                          27,751           36,772
                                               -------          -------
         Total                                 $69,999          $81,214
                                               =======          =======

         Contributed Margin
         ------------------
         Confectionery                          15,138           16,841
         Entertainment                           7,492           15,740
                                               -------          -------
         Total                                 $22,630          $32,581
                                               =======          =======



                                                 Thirteen weeks ended
                                                   May          June
            First Quarter                        31, 2002     2, 2001
            -------------                        --------     -------
                                               (In thousands of dollars)

         Net Sales
         ---------
         Confectionery                          43,080           44,808
         Entertainment                          44,659           42,084
                                               -------           ------
         Total                                 $87,739          $86,892
                                               =======          =======

         Contributed Margin
         ------------------
         Confectionery                          16,020           17,735
         Entertainment                          11,603           16,314
                                               -------          -------
         Total                                 $27,623          $34,049
                                               =======          =======


                                                    Full year ended
                                                  March         March
            Full Year                            1, 2003       2, 2002
                                               (In thousands of dollars)

         Net Sales
         ---------
         Confectionery                         146,865          152,127
         Entertainment                         143,214          148,053
                                              --------         --------
         Total                                $290,079         $300,180
                                              ========         ========

         Contributed Margin
         ------------------
         Confectionery                          52,101           54,880
         Entertainment                          39,313           47,464
                                               -------          -------
         Total                                 $91,414         $102,344
                                               =======         ========